Exhibit 10.76
LIMITED WAIVER UNDER ADVISORY AGREEMENT
This LIMITED WAIVER UNDER ADVISORY AGREEMENT (this “Waiver”) is entered into as of March 11, 2024, by and among BRAEMAR HOTELS & RESORTS INC. (the “Company”), BRAEMAR HOSPITALITY LIMITED PARTNERSHIP (the “Operating Partnership”), BRAEMAR TRS CORPORATION (“TRS”), ASHFORD INC. (“AINC”), and ASHFORD HOSPITALITY ADVISORS LLC (“Ashford LLC” and, together with AINC, the “Advisor”).
RECITALS:
A.    The parties hereto are parties to that certain Fifth Amended and Restated Advisory Agreement, dated as of April 23, 2018, as amended by that certain Enhanced Return Funding Program Agreement and Amendment No. 1 to the Fifth Amended and Restated Advisory Agreement, dated January 15, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Advisory Agreement”).
B.    Section 5.2 of the Advisory Agreement allocates responsibility for certain employee costs between the Company and the Advisor.
C.    Section 6.3 of the Advisory Agreement provides that, subject to the limitations set forth therein, the Board of Directors of the Company shall issue annual equity awards in the Company or the Operating Partnership to employees, officers, consultants, non-employee directors, Affiliates or representatives of the Advisor, based on achievement by the Company of certain financial or other objectives or otherwise as the Board of Directors of the Company sees fit.
D.    The Company has determined that it is in the best interests of the Company to award cash compensation to employees, officers, consultants, non-employee directors, Affiliates or representatives of the Advisor, and, as more fully set forth herein, the parties hereto desire to provide for a waiver of the operation of provisions under the Advisory Agreement, if any, that might otherwise limit the Company’s ability to make such awards.
AGREEMENT:
In consideration of the premises and mutual covenants herein and for other valuable consideration, the parties hereto agree as follows:
Section 1.Definitions. Capitalized terms used in this Waiver but not defined have the meaning provided in the Advisory Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Advisory Agreement shall refer to the Advisory Agreement after giving effect to this Waiver.
Section 2.Waiver.
2.1The Company, the Operating Partnership, TRS and the Advisor hereby waive the operation of any provision in the Advisory Agreement that would otherwise limit the ability of the Company in its discretion, at the Company’s cost and expense, to award during calendar year 2024 cash incentive compensation to employees, officers, consultants, non-employee directors, Affiliates or representatives of the Advisor, in each case on a current, deferred and/or contingent basis and subject to such other terms and conditions as the Board of Directors of the Company or its delegates may establish in their discretion.
2.2The waiver contained in this Waiver shall be effective only in this instance and for the specific purpose for which it was intended and shall not be deemed to be a consent to any other transaction or matter or waiver of compliance in the future, or a waiver of any preceding or succeeding breach of the same or any other covenant or provision of the Advisory Agreement.

Section 3.Miscellaneous.
3.1Advisory Agreement Unaffected. Each reference to the Advisory Agreement shall hereafter be construed as a reference to the Advisory Agreement after giving effect to this Waiver. Except as herein otherwise specifically provided, all provisions of the Advisory Agreement (after giving effect to this Waiver) shall remain in full force and effect and be unaffected hereby.
3.2Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
3.3Counterparts. This Waiver may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
3.4Governing Law; Consent to Jurisdiction. The provisions of Section 23 of the Advisory Agreement shall be set forth herein mutatis mutandis.
[Signature pages follow.]

IN WITNESS WHEREOF, this Waiver has been duly executed and delivered as of the date first above written.

BRAEMAR HOTELS & RESORTS INC.

By: /s/ Richard Stockton
Name:    Richard Stockton
Title:    Chief Executive Officer
BRAEMAR HOSPITALITY LIMITED PARTNERSHIP
By:    Braemar OP General Partner LLC, its general partner

By: /s/ Deric S. Eubanks
Name:    Deric S. Eubanks
Title:    Chief Financial Officer
BRAEMAR TRS CORPORATION

By: /s/ Deric S. Eubanks
Name: Deric S. Eubanks
Title:    President and Secretary
[Signature Page to Limited Waiver]

ASHFORD HOSPITALITY ADVISORS LLC

By: /s/ Eric Batis
Name: Eric Batis
Title: Chief Executive Officer
ASHFORD INC.

By: /s/ Alex Rose
Name: Alex Rose
Title:    Executive Vice President, General     Counsel and Secretary
[Signature Page to Limited Waiver]